TAURUS
MUNICALIFORNIA
HOLDINGS, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
April 30, 1997



Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
110 Washington Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MCF

This report, including the financial information herein, is transmitted to the shareholders of Taurus MuniCalifornia Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

Taurus MuniCalifornia
Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011                                                #11074 -- 4/97



Taurus MuniCalifornia Holdings, Inc.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1997, the Common Stock of Taurus MuniCalifornia Holdings, Inc. earned $0.342 per share income dividends, which included earned and unpaid dividends of $0.054. This represents a net annualized yield of 6.05%, based on a month-end per share net asset value of $11.40. Over the same period, the total investment return on the fund's Common Stock was +1.49%, based on a change in per share net asset value from $11.59 to $11.40, and assuming reinvestment of $0.346 per share income dividends.

For the six-month period ended April 30, 1997, the fund's Auction Market Preferred Stock had an average yield of 3.40%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three-month period ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three months ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
For the six-month period ended April 30, 1997, we focused on sustaining an appealing level of tax-exempt income while seeking to achieve an above-average total return for the fund. We entered the April period optimistic that interest rates would decline because of the seemingly attractive level of interest rates and the tight technical market in municipal bonds. To take advantage of this scenario, we extended the portfolio's duration and lowered cash reserves to a minimal level. From November 1996 to the beginning of December 1996, this strategy prevailed as interest rates declined about 30 basis points.

The following three months proved to be extremely volatile as economic reports suggested strength in the economy with benign inflation combined with the threat of a monetary tightening by the FRB. We shifted our investment strategy at this point to seek to manage the trading ranges the municipal market maintained during this time. Finally in late March 1997 when the FRB raised the Federal Funds rate by 25 basis points, interest rates broke out of the trading range in which they had vacillated. At this point we shifted our strategy again because of the attractive level of interest rates. Therefore, we extended the portfolio's duration and again lowered cash reserves to minimal levels in anticipation of a decline in interest rates. This strategy proved correct as interest rates rallied during the last week of April and declined nearly 25 basis points very quickly. Looking forward, we anticipate a volatile market that will once again remain caught within a constrained trading range until the economy either moderates or accelerates even further.

In Conclusion
We appreciate your ongoing interest in Taurus MuniCalifornia Holdings, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

May 27, 1997


Taurus MuniCalifornia Holdings, Inc.                    April 30, 1997

THE BENEFITS AND RISKS OF LEVERAGING

Taurus MuniCalifornia Holdings, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



Taurus MuniCalifornia Holdings, Inc.                              April 30, 1997


SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)

S&P          Moody's        Face                                                                                             Value
Ratings     Ratings        Amount                            Issue                                                         (Note 1a)

California -- 91.9%
                                   California Health Facilities Financing Authority Revenue Bonds, Series A:
AA            Aa3         $3,500   (Kaiser Permanente), 6.50% due 12/01/2020                                                  $3,719
BB            Aaa          1,500   Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (i)                           1,649
AAA           Aaa          2,180   (San Francisco Children's Hospital), 7.50% due 10/01/2000 (d)(i)                            2,418
AAA           Aaa          1,750   California Health Facilities Financing Authority, Revenue Refunding Bonds (Catholic
                                   Insured Healthcare-West), Series E, 5.25% due 7/01/2016 (a)                                 1,643
                                   California HFA, Home Mortgage Revenue Bonds:
AA-           Aa             515   AMT, Series C, 7.60% due 8/01/2030                                                            541
AA-           Aa             965   AMT, Series D, 7.75% due 8/01/2010                                                          1,018
AA-           Aa           1,975   AMT, Series F-1, 7% due 8/01/2026                                                           2,083
AA-           Aa           1,650   Series D, 7.25% due 8/01/2017                                                               1,734
AA-           AA           1,000   California HFA, Revenue Bonds, RIB, AMT, 9.112% due 8/01/2023 (h)                           1,046
                                   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                                   Electric), VRDN (g):
A1            NR*            300   AMT, Series G, 4.20% due 2/01/2016                                                            300
A1+           NR*          1,000   Series C, 3.90% due 11/01/2026                                                              1,000
A1+           NR*          1,800   Series F, 4.20% due 11/01/2026                                                              1,800
AAA           Aaa          1,500   California Pollution Control Financing Authority, PCR, Refunding (San Diego Gas and
                                   Electric Co.), Series A, 5.90% due 6/01/2014 (d)                                            1,558
                                   California Pollution Control Financing Authority, PCR (Southern California Edison Co.):
A+            A2           1,285   AMT, Series B, 6.40% due 12/01/2024                                                         1,322
A1            VMIG1+         700   VRDN, Series C, 4.10% due 2/28/2008 (g)                                                       700
NR*           Aaa          1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                   (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (e)(j)          1,296
A             Aaa          1,000   California State Public Works Board, Lease Revenue Bonds (Department of
                                   Corrections-Monterey County), Series A, 6.875% due 11/01/2004 (i)                           1,140
NR*           Aa2            400   California Statewide Community Development Authority, Solid Waste Facility Revenue
                                   Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 4.15% due 12/15/2024 (g)                      400
AAA           Aaa          3,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                                   (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (a)                3,344
A1            VMIG1+         200   Chula Vista, California, IDR, Refunding (San Diego Gas), VRDN, Series A, 4.25%
                                   due 7/01/2021 (g)                                                                             200
BBB           NR*          2,000   Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                                   Refunding Bonds, Series A, 7.10% due 8/01/2022                                              2,123
AAA           Aaa          2,700   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                                   6.50% due 9/01/2022 (b)                                                                     2,878
NR*           NR*            810   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds, Series B,
                                   7.25% due 1/01/2012 (c)                                                                       907
AAA           Aaa          2,010   Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (a)                2,172
                                   Los Angeles, California, Department of Water and Power, Electric Plant Revenue Bonds:
A+            Aa3          1,350   RITR, 8.687% due 2/01/2020 (h)                                                              1,460
A+            Aa3          1,000   Refunding, 6.375% due 2/01/2020                                                             1,040
AA            Aa           2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B, 6.625%
                                   due 8/01/2019                                                                               2,128
AAA           NR*            230   Los Angeles, California, S/F Home Mortgage Revenue Bonds, AMT, Issue A, 7.55%
                                   due 12/01/2023 (e)                                                                            242
                                   Metropolitan Water District, Southern California Waterworks Revenue Bonds, Series C:
AA            Aa           1,500   5% due 7/01/2027                                                                            1,340
AAA           Aaa          1,000   5% due 7/01/2027 (d)                                                                          894
A+            A1           2,000   Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                                   6.25% due 1/01/2018                                                                         2,093
AAA           Aaa          1,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (d)       1,048
AAA           Aaa          1,720   San Diego, California, IDR, RITR, 8.135% due 9/01/2018 (h)                                  1,795
BBB+          Baa1         1,300   San Diego, California, Redevelopment Agency Refunding Bonds (Horton Project),
                                   Series B, 6.625% due 11/01/2017                                                             1,370
                                   San Francisco, California, City and County Airport Commission, International Airport
                                   Revenue Bonds, Second Series:
AAA           Aaa          1,500   AMT, Issue 5, 6.50% due 5/01/2019 (b)                                                       1,572
AAA           Aaa          1,000   Refunding, Issue 1, 6.50% due 5/01/2013 (a)                                                 1,073
AAA           Aaa          2,000   Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                                 2,177
AAA           NR*            110   San Francisco, California, City and County, S/F Mortgage Revenue Bonds
                                   (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (f)                            115
AAA           Aaa          1,250   San Jose, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                   (Merged Area Redevelopment Project), 5.50% due 8/01/2017 (d)                                1,214
AAA           Aaa          3,500   San Mateo County, California, Joint Powers Financing Authority, Lease Revenue
                                   Refunding Bonds (Capital Projects Program), 5% due 7/01/2021 (d)                            3,193
AAA           Aaa          2,000   Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                                   Facility Replacement Project), Series A, 6.875% due 11/15/2014 (a)                          2,207
AAA           Aaa          3,850   Santa Cruz County, California, COP, Refunding (Capital Facilities Project),
                                   5.60% due 9/01/2023 (d)                                                                     3,813
                                   Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT:
AAA           NR*          2,615   (Mortgage-Backed Securities Program), Series A, 7.625% due 10/01/2023 (e)                   2,751
AAA           NR*            175   Series B, 7.75% due 3/01/2024 (f)                                                             185
BBB+          NR*          2,305   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility Revenue
                                   Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due 1/01/2010                    2,467
A             NR*          1,405   Torrance, California, Hospital Revenue Refunding Bonds (Little Company of Mary
                                   Hospital), 6.875% due 7/01/2015                                                             1,494

Puerto Rico -- 6.1%

A             Baa1           735   Puerto Rico Commonwealth, 5.40% due 7/01/2025                                                 685
A             Baa1         2,500   Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Refunding Bonds,
                                   5% due 7/01/2019                                                                            2,226
A             Baa1         2,000   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                                   Bonds, Series Y, 5.50% due 7/01/2036                                                        1,878

Total Investments (Cost -- $74,496) -- 98.0%                                                                                  77,451
Other Assets Less Liabilities -- 2.0%                                                                                          1,572
                                                                                                                           ---------
Net Assets -- 100.0%                                                                                                         $79,023
                                                                                                                           =========

(a)  AMBAC Insured.
(b)  FGIC Insured.
(c)  Escrowed to Maturity.
(d)  MBIA Insured.
(e)  GNMA Collateralized.
(f)  GNMA/FNMA Collateralized.
(g)  The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(h)  The interest rate is subject to change periodically and inversely based upon market rates. The interest rate shown  is the rate in effect at April 30, 1997.
(i)  Prerefunded.
(j)  FHLMC Collateralized.
*    Not Rated.
+    Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Taurus MuniCalifornia Holdings, Inc. portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997


Assets:         Investments, at value (identified cost -- $74,495,831) (Note 1a)                                $77,451,165
                Cash                                                                                                173,421
                Interest receivable                                                                               1,505,602
                Prepaid expenses and other assets                                                                     5,782
                                                                                                                -----------
                Total assets                                                                                     79,135,970
                                                                                                                -----------

Liabilities:    Payables:
                Dividends to shareholders (Note 1e)                                              $52,338
                Investment adviser (Note 2)                                                       32,233             84,571
                                                                                             -----------
                Accrued expenses and other liabilities                                                               28,451
                                                                                                                -----------
                Total liabilities                                                                                   113,022
                                                                                                                -----------

Net Assets:     Net assets                                                                                      $79,022,948
                                                                                                                ===========

Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                Preferred Stock, par value $.05 per share (800 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference)                             $20,000,000
                Common Stock, par value $.10 per share (5,175,539 shares issued
                and outstanding)                                                                $517,554
                Paid-in capital in excess of par                                              56,531,915
                Undistributed investment income -- net                                           608,245
                Accumulated realized capital losses on investments -- net (Note 5)            (1,590,100)
                Unrealized appreciation on investments -- net                                  2,955,334
                                                                                             -----------
                Total -- Equivalent to $11.40 net asset value per share of Common Stock
                (market price -- $10.625)                                                                        59,022,948
                                                                                                                -----------
                Total capital                                                                                   $79,022,948
                                                                                                                ===========
                * Auction Market Preferred Stock.

                See Notes to Financial Statements.






Statement of Operations

                                                                                                     For the Six Months Ended
                                                                                                               April 30, 1997

Investment       Interest and amortization of premium and discount earned                                          $2,368,774
Income
(Note 1d):

Expenses:        Investment advisory fees (Note 2)                                           $197,590
                 Professional fees                                                             39,495
                 Accounting services (Note 2)                                                  31,324
                 Commission fees (Note 4)                                                      24,491
                 Transfer agent fees                                                           17,655
                 Printing and shareholder reports                                              14,024
                 Directors' fees and expenses                                                   9,479
                 Listing fees                                                                   7,835
                 Custodian fees                                                                 3,804
                 Pricing fees                                                                   2,767
                 Other                                                                          7,117
                                                                                           ----------
                 Total expenses                                                                                       355,581
                                                                                                                 ------------
                 Investment income -- net                                                                           2,013,193
                                                                                                                 ------------
Realized &       Realized gain on investments -- net                                                                  249,408
Unrealized       Change in unrealized appreciation on investments -- net                                           (1,071,878)
Gain (Loss) on                                                                                                   ------------
Investments --   Net Increase in Net Assets Resulting from Operations                                              $1,190,723
Net (Notes 1b,                                                                                                   ============
1d & 3):


               See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                       For the Six              For the
                                                                                       Months Ended            Year Ended
                                                                                        April 30,              October 31,
Increase (Decrease) in Net Assets:                                                        1997                    1996

Operations:     Investment income -- net                                                $2,013,193             $4,176,355
                Realized gain on investments -- net                                        249,408              1,315,836
                Change in unrealized appreciation on investments -- net                 (1,071,878)              (314,866)
                                                                                       -----------            -----------
                Net increase in net assets resulting from operations                     1,190,723              5,177,325
                                                                                       -----------            -----------

Dividends to    Investment income -- net:
Shareholders    Common Stock                                                            (1,790,530)            (3,457,027)
(Note 1e):      Preferred Stock                                                           (336,752)              (696,352)
                                                                                       -----------            -----------
                Net decrease in net assets resulting from dividends to shareholders     (2,127,282)            (4,153,379)
                                                                                       -----------            -----------

Net Assets:     Total increase (decrease) in net assets                                   (936,559)             1,023,946
                Beginning of period                                                     79,959,507             78,935,561
                                                                                       -----------            -----------
                End of period*                                                         $79,022,948            $79,959,507
                                                                                      ============           ============
                *Undistributed investment income -- net                                   $608,245               $722,334
                                                                                      ============           ============

                See Notes to Financial Statements.






Financial Highlights

                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended
                                                                    April 30,          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                               1997         1996       1995       1994       1993

Per Share        Net asset value, beginning of period               $11.59        $11.39     $10.25     $12.51     $11.53
Operating                                                         --------      --------   --------   --------   --------
Performance:     Investment income -- net                              .40           .80        .81        .84        .91
                 Realized and unrealized gain (loss) on
                 investments -- net                                   (.17)          .20       1.14      (2.08)      1.13
                                                                  --------      --------   --------   --------   --------
                 Total from investment operations                      .23          1.00       1.95      (1.24)      2.04
                                                                  --------      --------   --------   --------   --------
                 Less dividends and distributions to
                 Common Stock shareholders:
                 Investment income -- net                             (.35)         (.67)      (.66)      (.71)      (.82)
                 Realized gain on investments -- net                    --            --         --       (.20)      (.14)
                                                                  --------      --------   --------   --------   --------
                 Total dividends and distributions to Common
                 Stock shareholders                                   (.35)         (.67)      (.66)      (.91)      (.96)
                                                                  --------      --------   --------   --------   --------
                 Effect of Preferred Stock activity:
                 Dividends and distributions to
                 Preferred Stock shareholders:
                 Investment income -- net                             (.07)         (.13)      (.15)      (.09)      (.08)
                 Realized gain on investments -- net                    --            --         --       (.02)      (.02)
                                                                  --------      --------   --------   --------   --------
                 Total effect of Preferred Stock activity             (.07)         (.13)      (.15)      (.11)      (.10)
                                                                  --------      --------   --------   --------   --------
                 Net asset value, end of period                     $11.40        $11.59     $11.39     $10.25     $12.51
                                                                  ========      ========   ========   ========   ========
                 Market price per share, end of period             $10.625        $10.75      $9.50      $9.25     $13.00
                                                                  ========      ========   ========   ========   ========

Total            Based on market price per share                      1.98%++++    20.63%     10.03%    (22.57%)    12.52%
Investment                                                        ========      ========   ========   ========   ========
Return:**        Based on net asset value per share                   1.49%++++     8.48%     19.05%    (10.84%)    17.39%
                                                                  ========      ========   ========   ========   ========

Ratios to
Average          Expenses                                              .90%*         .88%       .93%       .89%       .94%
Net Assets:***                                                    ========      ========   ========   ========   ========
                 Investment income -- net                             5.09%*        5.27%      5.50%      5.49%      5.76%
                                                                  ========      ========   ========   ========   ========

Supplemental     Net assets, net of Preferred Stock, end
Data:            of period (in thousands)                          $59,023       $59,960    $58,936    $53,032    $64,720
                                                                  ========      ========   ========   ========   ========
                 Preferred Stock outstanding, end of period
                 (in thousands)                                    $20,000       $20,000    $20,000    $20,000    $20,000
                                                                  ========      ========   ========   ========   ========
                 Portfolio turnover                                  51.77%        55.58%    107.20%     87.83%     52.04%
                                                                  ========      ========   ========   ========   ========

Leverage:        Asset coverage per $1,000                          $3,951        $3,998     $3,947     $3,652     $4,236
                                                                  ========      ========   ========   ========   ========

Dividends        Investment income -- net                             $421          $870       $994       $557       $514
Per Share on                                                      ========      ========   ========   ========   ========
Preferred Stock
Outstanding:+

                 *    Annualized.
                 **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
                 +    Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on
                      December 1, 1994.
                 ++++ Aggregate total investment return.

                      See Notes to Financial Statements.




Taurus MuniCalifornia Holdings, Inc.                    April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Taurus MuniCalifornia Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(bullet) Options -- The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $38,251,745 and $43,211,022, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                                Realized                  Unrealized
                                 Gains                      Gains

Long-term investments           $249,408                  $2,955,334
                              ----------                  ----------
Total                           $249,408                  $2,955,334
                              ==========                  ==========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,955,334, of which $3,074,490 related to appreciated securities and $119,156 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $74,495,831.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 5,175,539. At April 30, 1997, total paid-in capital amounted to $57,049,469.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 3.30%.

As of April 30, 1997, there were 800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate of one-quarter of 1%, calculated on the proceeds of each auction.

For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $20,295 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a capital loss carryforward of approximately $944,000, of which $924,000 expires in 2002 and $20,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.054495 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.